NORTHERN INSTITUTIONAL FUNDS

Diversified Growth Portfolio

Summary Prospectus | April 1, 2010	Ticker: Class A—BDVAX, Class C, Class D—BDGDX
(as revised May 25, 2010)

Before you invest, you may want to review the Portfolio’s complete Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s complete Prospectus and other information about the Portfolio online at www.northernfunds.com/institutional/prospectus. You can also get this information at no cost by calling 800-637-1380 or by sending an e-mail request to northern-funds@ntrs.com. If you purchase shares of the Portfolio through a financial intermediary (such as a bank or a broker-dealer), the complete Prospectus and other information are also available from your financial intermediary. The Portfolio’s complete Prospectus and Statement of Additional Information, both dated April 1, 2010, as supplemented, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

INVESTMENT OBJECTIVE

The Portfolio seeks to provide long-term capital appreciation with income a secondary consideration.

FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)
None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class D
Management Fees	0.75%	0.75%	0.75%
Distribution (12b-1) Fees	None	None	None
Other Expenses	0.72%	0.96%	1.11%
Administration Fees	0.10%	0.10%	0.10%
Service Agent Fees	None	0.15%	0.25%
Other Operating Expenses	0.62%	0.71%	0.76%
Total Annual Portfolio Operating Expenses	1.47%	1.71%	1.86%
Fee Waiver and/or Expense Reimbursement(1)	(0.71)%	(0.71)%	(0.71)%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.76%	1.00%	1.15%

(1)

Northern Trust Investments, N.A. (“NTI”) has contractually agreed to waive a portion of its management fees and reimburse certain expenses of the Portfolio. The contractual waiver and reimbursement arrangements are expected to continue until at least April 1, 2011. After this date, NTI or the Portfolio may terminate the contractual arrangements. The Portfolio’s Board of Trustees may terminate the contractual arrangements at any time if it determines that it is in the best interest of the Portfolio and its shareholders.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$78	$395	$735	$1,696
Class C	$102	$469	$862	$1,960
Class D	$117	$516	$940	$2,122

PORTFOLIO TURNOVER. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 79.03% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

In seeking long-term capital appreciation, the Portfolio will invest, under normal circumstances, at least 65% of its net assets in equity securities. The companies in which the Portfolio invests generally have market capitalizations in excess of $1 billion.

Effective on or about July 31, 2010, the Portfolio’s investment strategy will be changed from investing, under normal circumstances, at least 65% of its net assets in equity securities, to investing, under normal circumstances, at least 80% of its net assets in equity securities of large capitalization companies. At that time, the Portfolio also will change its name to the Large Cap Equity Portfolio. Large capitalization companies generally are considered to be those whose market capitalization is, at the time the Portfolio makes an investment, within the range of the market capitalization of the companies in the Standard & Poor’s 500® Composite Stock Price Index (the “S&P 500 Index”). Companies whose capitalization no longer meets this definition after purchase may continue to be considered large capitalization companies.

Using fundamental research and quantitative analysis, the investment management team buys securities of a broad mix of companies that it believes have favorable growth and valuation characteristics relative to their peers. Similarly, the investment

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management team sells securities it believes no longer have these or other favorable characteristics. The team also may sell securities in order to maintain the desired portfolio securities composition of the Portfolio. In determining whether a company has favorable characteristics, the investment management team uses an evaluation process that includes, but is not limited to:

■	Quantitative review of fundamental factors such as earnings metrics, valuation and capital deployment;

■	Qualitative fundamental analysis, including assessment of management, products, markets and costs in order to develop an investment thesis and key metrics for future performance;

■	Risk management analysis in which risk exposures are measured and managed at the security, industry, sector and portfolio levels; and

■	Systematic evaluations of new securities with attractive attributes and reevaluations of portfolio holdings.

Although the Portfolio primarily invests in the securities of U.S. issuers, it may invest to a limited extent in the securities of foreign issuers.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Portfolio.

Standard & Poor’s® Ratings Services does not endorse any of the securities in the S&P 500 Index. It is not a sponsor of the Portfolio and is not affiliated with the Portfolio in any way.

PRINCIPAL RISKS

CURRENCY RISK is the risk that foreign currencies will fluctuate in value relative to the U.S. dollar, adversely affecting the value of the Portfolio’s investments and its returns. Because the Portfolio’s NAV is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the market value of the Portfolio’s holdings appreciates.

FOREIGN SECURITIES RISK is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets, and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Portfolio’s investments to decline. To the extent that the Portfolio’s assets are concentrated in a single country or geographic region, the Portfolio will be subject to the risks associated with that particular country or region.

MARKET RISK is the risk that the value of equity securities owned by the Portfolio may decline, at times sharply and unpredictably, because of economic changes or other events that affect individual issuers or large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

MANAGEMENT RISK is the risk that a strategy used by the investment management team may fail to produce the intended results.

As with any mutual fund, it is possible to lose money on an investment in the Portfolio. An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or Northern Trust Investments, N.A. and The Northern Trust Company.

PORTFOLIO PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Portfolio by showing (A) changes in the performance of the Portfolio’s Class A Shares from year to year, and (B) how the average annual total returns of the Portfolio’s outstanding classes of shares compare to those of a broad-based securities market index.

There are no Class C Shares currently outstanding for the Portfolio.

The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

Updated performance information for the Portfolio is available and may be obtained on the Portfolio’s Web site at www.northernfunds.com/institutional or by calling 800-637-1380.

CALENDAR YEAR TOTAL RETURN (CLASS A)*

*For the periods shown in the bar chart above, the highest quarterly return was 17.92% in the third quarter of 2009, and the lowest quarterly return was (19.51)% in the fourth quarter of 2008.

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AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2009)

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A
Return before taxes	1/11/93	31.16%	0.38%	(1.77)%	5.98%
Return after taxes on distributions		30.08%	(0.78)%	(3.41)%	3.98%
Return after taxes on distributions and sale of Portfolio shares		20.42%	0.11%	(1.92)%	4.61%
Class D return before taxes	9/14/94	30.63%	(0.08)%	(2.16)%	5.60%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)		26.46%	0.42%	(0.95)%	7.75%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A Shares. After-tax returns for other classes will vary.

In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Portfolio Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

MANAGEMENT

INVESTMENT ADVISER AND PORTFOLIO MANAGER. Northern Trust Investments, N.A., a subsidiary of The Northern Trust Company, serves as the investment adviser of the Portfolio. George P. Maris, Senior Vice President of Northern Trust Investments, N.A., has been manager of the Portfolio since November 2009, and was co-manager from June 2008 to November 2009.

PURCHASE AND SALE OF PORTFOLIO SHARES

You may purchase Portfolio shares through your institutional account at Northern Trust (or an affiliate) or an authorized intermediary or you may open an account directly with Northern Institutional Funds (the “Trust”) with a minimum initial investment of $5 million in one or more of the Trust’s portfolios. There is no minimum for subsequent investments.

On any business day, you may sell (redeem) or exchange shares through your institutional account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

■	By Mail – Send a written request to: Northern Institutional Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

■	By Telephone – Call the Northern Institutional Funds Center at 800-637-1380 for instructions.

■

By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $10,000).

TAX INFORMATION

The Portfolio’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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